Supplement dated June 19, 2017
to the Prospectus and Statement of Additional Information (the SAI), each as supplemented, of the following funds:
Fund (each a Fund and collectively, the Funds)	Prospectus Dated	SAI Dated
Columbia Sustainable Global Equity Income ETF	3/1/2017	3/1/2017
Columbia Sustainable International Equity Income ETF	3/1/2017	3/1/2017
Columbia Sustainable U.S. Equity Income ETF	3/1/2017	3/1/2017
Effective immediately, for each Fund, the list of portfolio managers under the caption “Fund Management” in the "Summary of Columbia Sustainable Global Equity Income ETF", "Summary of Columbia Sustainable International Equity Income ETF" and "Summary of Columbia Sustainable U.S. Equity Income ETF" sections of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, Ph.D., CFA	Senior Portfolio Manager	Portfolio Manager	June 2016
The rest of the section remains the same.
Effective immediately, the information under the caption “Portfolio Managers” in the “More Information About the Funds — Primary Service Providers" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, Ph.D., CFA	Senior Portfolio Manager	Portfolio Manager	June 2016
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a Ph.D. in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
The rest of the section remains the same.
Effective immediately, the information under the subsection "The Investment Manager - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds is hereby revised to remove reference to Frank Vallario.
Shareholders should retain this Supplement for future reference.
SUP270_10_001_(06/17)